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                                                                   EXHIBIT 10.16


                                 PROMISSORY NOTE




$XXXXXX
Victoria, Minnesota
April 2, 2001

FOR VALUE RECEIVED, the undersigned, XXXXX with an address of XXXXXXXXXXXXXXXXX ("Maker") hereby promises to pay to the order of HEI, Inc., with an address of 1495 Steiger Lake Lane, Victoria, Minnesota, 55386, ("Holder") the principal sum of XXXXXXXXX dollars ($XXXXXX), together with interest in arrears on the unpaid principal balance from the date hereof at 8.25% per annum in accordance with this promissory note ("Note"). Said sum shall be paid in the following manner:

The term of this Note is five (5) years. Interest only payments shall be made annually (April 2, 2002 and April 2, 2003) for the first two (2) years and annual installments of principal and interest for the next three (3) years shall be made thereafter, in accordance with the attached Schedule A. All payments shall be first applied to interest then principal. This note may be prepaid, at any time, in whole or in part, without penalty.

This Note is executed by Maker to evidence its indebtedness to Holder arising out of the purchase by Maker of certain common shares of the Holder through the exercise of stock options.

This note shall be at the option of any holder thereof be immediately due and payable upon the occurrence of any of the following:

1)   Failure to make any payment due hereunder within on or before its due date.

2) Breach of any condition of any security interest, mortgage, loan agreement, pledge agreement or guarantee granted as collateral security for this note.

3) Upon the death, incapacity, dissolution or liquidation of any of the undersigned, or any endorser, guarantor to surety hereto.

4) Upon the filing by any of the undersigned of an assignment for the benefit of creditors, bankruptcy or other form of insolvency, or by suffering an involuntary petition in bankruptcy or receivership not vacated within thirty (30) days.

5) Upon the cessation of the employment relationship or board membership, whether voluntary or involuntary, between the undersigned and Holder.

6) Upon the sale of the Holder shares purchased with the monies borrowed on this Note, a pro rata percentage of the number sold to the total amount originally purchased shall become due and payable.

The Maker represents that he has the financial ability to repay the obligations due on this Note as they are stated on the attached Schedule A.

In the event this note shall be in default and placed for collection, then the undersigned agrees to pay all reasonable attorney fees and costs of collection. Payments not made within five (5) days of due date shall be subject to a late charge of 1% per month of said payment. All payments hereunder shall be made to such address as may from time to time be designated by any holder.

The undersigned agrees to remain fully bound until this note shall be fully paid and waives demand, presentment and protest and all notices hereto and further agrees to remain bound notwithstanding any extension, modification, waiver, or other indulgence or discharge or release of any obligor hereunder or exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change in terms, hereunder granted by any holder hereof, shall be valid and binding upon the undersigned,



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notwithstanding the acknowledgement of the undersigned. The rights of any holder hereof shall be cumulative and not necessarily successive. This note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State of Minnesota.


IN WITNESS WHEREOF, this Note is executed under seal on the day, month and year first above written.


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ACKNOWLEDGEMENT

Acknowledged and agreed to by:

HEI, Inc.

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------





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